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                                                                    EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the period ended March 31, 2003 of MPW Industrial Services Group, Inc. (the "Issuer"). I, Richard R. Kahle, Chief Financial Officer of the Company, certify that:

     (i)  the Form 10-Q fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 15, 2003

                                                 /s/ Richard R. Kahle
                                        ----------------------------------------
                                                     Richard R. Kahle
                                        Vice President, Chief Financial Officer,
                                                 Secretary and Treasurer